UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2008

ORION ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-15579	87-0348444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

307 S. Main
Pratt, Kansas 67124
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (620) 672-2814
_________________________ ____________________________
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Orion Ethanol, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2008 (the “Original Form 8-K”), to include correspondence from Larry Goldman to the Company dated May 15, 2008 responding to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit  Description
17.1	Letter from Larry Goldman to the Company, dated May 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Ethanol, Inc.

By:	/s/ Joshua N. Barker
Joshua N. Barker
President and Co-Chief Executive Officer
Dated: May 19, 2008

Exhibit Index

Exhibit  Description
17.1	Letter from Larry Goldman to the Company, dated May 15, 2007.